Exhibit 99.1

1 Investor Presentation May 2008

2 Safe Harbor This presentation contains certain forward-looking statements, which reflect management's expectations regarding future events and operating performance and speak only as of the date hereof. Forward-looking statements involve a number of risks and uncertainties. A description of factors that could cause actual results to differ materially from those expressed in, or underlying, these forward-looking statements is detailed in the Company’s press releases and filings with the Securities and Exchange Commission, and include the following factors: the improvement in period over period comparable store sales is not necessarily indicative of future results and is subject to shifting consumer preferences, economic conditions, weather, and competition, among other factors; and the results for past fiscal years and the first quarter of 2008 are not necessarily indicative of future results. In addition, this presentation includes certain non-GAAP financial measures. Reconciliations/explanations of such non-GAAP financial measures to their corresponding GAAP measures are included herein. Any projections for 2008 and 2009 are preliminary and are subject to change, as results may vary.

3 Paul Murphy CEO & President

4 Our Concepts Northeast West Coast 33 States Geographic Footprint 2% 18% 80% % of LTM Revenue 0 3 125 Licensed 69 0 1 Franchised 1 76 338 Company-owned 70 79 464 Restaurants A Leading Fast Casual Operator with 617 Restaurants Note: Reflects data as of end of 1Q08

5 Distinct Brands with Loyal Customer Following Accelerating Unit Growth Positive Comparable Sales with Significant AUV Upside New Initiative Momentum Disciplined Management Team Demonstrated Financial Performance Investment Highlights

6 Our Stores EBB Units Average ~ 2,200 Square Feet EBB Average 40 Seats Strong Street Presence and Good Signage Vast Majority in Retail Centers Supported by 5 USDA Inspected Commissaries and 14 Distribution Centers

7 Focus on Fresh, High Quality Food Baked Onsite Made-to-Order Offerings Our Food Customer Experience Strong Neighborhood Identity Community Atmosphere Loyal Customer Base Differentiated Concept

8 A Leader in the Breakfast Daypart A Leading Fast Casual Concept with a Strong Focus on Breakfast $235 Million in Breakfast Daypart Sales Opportunity for Daypart Expansion Segment Remains Highly Under-Penetrated Our Daypart Breakdown LTM Afternoon 9% Lunch 28% Breakfast 63% Breakfast % of Total Restaurant Traffic 11 19 0 5 10 15 20 25 1999 2006 % Source: Technomics

9 Fourteen Consecutive Quarters of Positive Comps 3.2 3.6 5.2 5.3 1.0 4.7 3.3 3.7 6.3 4.6 6.3 5.9 3.9 2.7 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 Same Store Sales Growth %

10 767 919 909 866 827 700 725 750 775 800 825 850 875 900 925 2004 2005 2006 2007 LTM (1Q08) Recent Initiatives Driving AUV Improvement ($ In Thousands) Annual AUV (1) 20 % Gr owth (1) Stores open > one year

11 Disciplined, Experienced Management Team Paul Murphy Dan Dominguez Rick Dutkiewicz Jim Hood Jill Sisson CEO & President Chief Operating Officer Chief Financial Officer Chief Marketing Officer General Counsel Name Title Years of Experience Prior Experience 25 32 24 28 34 R&A Foods, S&A Restaurants Koo Koo Roo Restaurants, Bakers Square Vari-L Company, Inc., Coleman Natural Products, KPMG Y&R, Lehman Brothers, First Boston Graphic Packaging Corp., ACX Technologies, Private Law Practice

12 Multiple Growth Initiatives Open Company Owned Units Expand Licensing Drive AUV & Comp Store Sales Franchise Units

13 Under-Penetrated Footprint Licensed Company-Owned Licensed Franchised Company-Owned Legend Franchised Company-Owned

14 Expand Company Owned Locations Increase Market Density – Leverage Brand 13 New Locations in 2007 2008 Activity: New Stores Redefining Unit Economics (1) $970K Run Rate AUV 33% Cash on Cash Returns Cash Investment ~ $580K (2) Disciplined Real Estate Strategy (1) Estimates based on last 16 stores opened through 1Q08 (2) Net of tenant improvement allowance, including pre-opening expenses 19 Total 6 Leases in Negotiation 7 Signed Leases 4 2 Opened YTD Under Construction

15 Licensing – Fast Growth, High Margin, Brand Building 128 Locations at April 1, 2008 31 New Locations in 2007 35+ New Locations in 2008 Well Capitalized Companies Multi-Year, Multi-Unit Development Agreements with SSP and Aramark Prominent Locations AUV of $450K (1) and Average Royalty Rate of 6.2% 7 Key License Relationships Account For 90% Of License Stores... Under Penetrated Licensed Locations 0.2 0.4 1.4 3.3 5.6 0 1 2 3 4 5 6 Travel College Campuses Hospitality Military Bases Healthcare 100% (1) LTM as of February 2008

16 Capital Efficient Expansion Targeting New MSAs Sell Units in Under Penetrated MSAs Three Development Agreements Signed Franchise Pipeline is Growing Expand Franchise Presence FRANCHISING STRATEGY & TACTICS

17 Sample Einstein Store Flow Through AUV Contribution Margin Contribution $ Cash Investment Upfront Fee Company Owned $ 919 20.4% $187 ($580) $0 Licensed Store $ 450 6.2% $28 $0 +$12.5 $ 919 5.0% $46 $0 +$35 Franchised Store ($ In Thousands) Flow Through On A Per Store Basis (1) Reflects weighted average royalty rate of system (2) Assuming new franchise stores perform comparably to company owned stores (1) (2)

18 Robust Product Pipeline, Expanded Menu Driving Sales

19 New Store Prototype – Enhancing Guest Experience Key Element Objective Results Reduce Guest Wait Time and Drive Traffic Improve Speed of Service and Order Accuracy Introduce Expanded Coffee Offering Showcase Expanded Offerings Decreased Wait Time Increased Throughput and Order Accuracy Increased Coffee Sales Increased Sales of Impulse Items

20 Prototype Store Format Driving AUV 36 Restaurants Upgraded in 2007 9 Restaurants Upgraded in Q1 2008 4% – 6% Improvement in Comparable Store Sales 40+ to be Upgraded in 2008 and 2009 Upgraded Store Economics Increase in AUV (1) +$44k Flow Through $25k Margin 57% CAPEX / Remodel (1) $100k Cash on Cash Return 25% (1) Estimates based on most recent 59 upgrades

21 Organic Growth Pricing New Products Coffee Catering Store Upgrades Wireless / KDS Sampling Comp Store Sales Drivers Initiatives in Place Ripple T.V. Test Snack Menu Test

22 Rick Dutkiewicz Chief Financial Officer

23 Historical Results (1) Adjusted for charges related to loss on sale, disposal or abandonment; reorganization and impairment Revenue $389.1 $390.0 $402.9 Gross Profit 73.7 78.6 80.9 Operating Income (1) 11.3 24.2 29.1 2005 2006 2007 Co-Owned Units 435 416 416 Licensed/Franchised 191 182 196 Comps 5.2% 4.5% 3.7% Other Data $ In Millions

24 First Quarter Results 2007 2008 First Quarter % Increase $ In Millions (1) Adjusted for charges related to loss on sale, disposal or abandonment and impairment (2) Includes charges related to loss on sale, disposal or abandonment and impairment Revenue $ 96.3 $ 103.3 +7.3% Comparable Store Sales +1.0% +3.6% Gross Profit 19.5 19.6 EBITDA (1) 8.8 8.8 +0.8% D&A 2.4 3.2 +32.5% Operating Income (1) 6.4 5.6 (11.3%) Other Expenses (2) 0.4 0.0 Interest Expense, Net 4.8 1.6 (67.0%) Pretax Income 1.2 4.0 +240.8% Net Income 1.1 3.8 +239.4% EPS $ 0.10 $ 0.23 +130.0%

25 (74) 22 10 (18) (50) 65 -100 -80 -60 -40 -20 0 20 40 60 80 <$600 $600 – $700 $700 – $800 $800 – $900 $900 – $1,000 >$1,000 Improved Unit Volumes... 21 57 78 71 48 125 -10 10 30 50 70 90 110 130 <$600 $600 – $700 $700 – $800 $800 – $900 $900 – $1,000 >$1,000 1Q 2008 System AUV Distribution (No. of Stores) Change in Company Owned Stores AUV Distribution 2004 – 1Q 2008 (No. of Stores)

26 Driving Profitability 3.2 21.0 17.8 14.7 11.0 26.5 0.0 5.0 10.0 15.0 20.0 25.0 30.0 <$600 $600 – $700 $700 – $800 $800 – $900 $900 – $1,000 >$1,000 LTM Contribution Margin (1Q08) (%) Company-wide Margin: 20.4% Restaurant Operating Profit ($ In Millions) 58.3 75.8 73.5 66.4 59.1 50.0 55.0 60.0 65.0 70.0 75.0 80.0 2003 2004 2005 2006 2007 30 % Growth

27 Compelling Cash on Cash Returns $ In Thousands Unit Economics Average Trailing 12-Month Sales (March 2008) (1) Restaurant Operating Profit Margin Investment Cost (2) Cash on Cash Return $ 919 $ 187 20.4% $ 580 32% (1) Average store sales number includes company-operated stores only (2) Net of tenant improvement allowance, including pre-opening expenses

28 Ongoing AUV Growth Will Drive Profitability Company Restaurant Profitability AUV ($000s) As a % of Sales COGS Labor Operating Expenses ROP ($000s) ROP (%) December 2004 $ 767 31.0% 31.0% 9.4% $ 134 17.5% March 2008 $ 919 29.8% 30.0% 9.4% $ 187 20.4% $ 1,000 29.3% 29.0% 9.4% $ 220 22.0% Three Year Goal Key Drivers: Menu Management Supply Chain Efficiencies Leverage Labor Cost $ In Thousands

29 Financial Targets and Goals Comparable Store Sales Growth 2.5% - 3.5% Revenue Growth 6.0% - 8.0% EBITDA Growth 12.0% - 14.0% Net Income Growth +15.0% Key Financial Goals 5 Year CAGR Drivers Growth in Number of Restaurants New Product Launches Growing High Margin Royalty Revenue Growth in ROP Reduction in Interest Expense Minimal Cash Taxes

30 Disciplined Management of Agricultural Commodities Flour Butter Cheese Coffee Turkey Einstein Noah Total Spend Commodity Price Per Unit(1) Legend 0 1,000 2,000 3,000 4,000 $5,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 0.00 3.00 6.00 9.00 12.00 $15.00 2007 2008 Actual Projected (Spend) (Price) 0 200 400 600 800 $1,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 0.00 0.50 1.00 1.50 2.00 $2.50 2007 2008 Actual Projected (Spend) (Price) 0 300 600 900 1,200 $1,500 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 0.00 0.40 0.80 1.20 1.60 $2.00 2007 2008 Actual Projected (Spend) (Price) 0 150 300 450 600 $750 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 0.00 0.30 0.60 0.90 1.20 $1.50 2007 2008 Actual Projected (Spend) (Price) 0 150 300 450 600 $750 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 0.00 0.60 1.20 1.80 2.40 $3.00 2007 2008 Actual Projected (Spend) (Price) (1) Flour price per unit represents average wheat price per bushel during specified time period. All other commodities prices represent average price per pound during specified time period

31 Well Capitalized Balance Sheet 2008 As of April 1 $ In Millions Cash (unrestricted) $ 13.9 Short-Term Debt $1.2 Capital Lease Obligations 0.1 Revolver 0.0 $20 million total capacity, $6.7 secured LCs Senior Notes 87.4 5.6% stated rate, due 2012 Series Z Preferred 57.0 0.0% dividend, due 6/09 Total Debt $ 145.7 Remaining NOL $ 144.9

32 Investment Highlights Distinct Brands with Loyal Customer Following Accelerating Unit Growth Positive Comparable Sales with Significant AUV Upside New Initiative Momentum Disciplined Management Team Demonstrated Financial Performance

Q & A